UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2015

HPEV, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-53443	75-3076597
(Commission File Number)	(IRS Employer Identification No.)

8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637

(Address of Principal Executive Offices, Zip Code)

(813) 975-7567

(Registrant's telephone number, including area code)

________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2015, HPEV, Inc. (the “Company”) executed a Settlement and Release Agreement (the “Release”) with Spirit Bear Limited (“Spirit Bear”) and the parties identified as the assignees of Spirit Bear who are signatories to the Release. Pursuant to the terms of the Release, the parties have agreed to resolve with finality all issues related directly to and arising from the Securities Purchase Agreement dated as of December 14, 2012, including dismissing all the lawsuits as well as unconditionally releasing all actions, complaints, liabilities, obligations, damages, expenses and the like among the parties and related or affiliated persons.

The Company agreed to file a registration statement on Form S-1 covering an aggregate of 14,028,385 shares of common stock, preferred stock and warrants on behalf of Spirit Bear and its assignees (the “Registration Statement”).

Spirit Bear agreed that Jay Palmer, Carrie Dwyer and Donica Holt, the Spirit Bear holdover directors, shall tender their resignation letters from the Board of Directors of the Company. The resignation letters shall become effective upon the filing of the Registration Statement. Furthermore, Spirit Bear also agreed that as of the date the Company files the Registration Statement, Spirit Bear will no longer have any rights to appoint nominees to the Board of Directors.

Upon the effective date of the Registration Statement, each of the parties to the Release agreement shall release the others from all claims the party ever had against the others, other than claims to enforce the Release and/or damages provided for in the Release.

Spirit Bear and its assignees shall deliver to Spirit Bear’s counsel the 6,000,000 warrants in their possession. At the same time, the Company shall deliver to its counsel new warrants that are identical to the outstanding warrants other than with respect to an exercise price of $0.25 per share and an issue date of May 7, 2015. The 1,000,000 penalty warrants issued to Spirit Bear shall also be reissued with an exercise price of $0.25.

The foregoing description of the Release is qualified in its entirety by reference to the full text of the Release, a copy of which is attached hereto as Exhibit 10.48, which is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.48	Settlement and Release Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPEV, INC.

Date: May 5, 2015	By:	/s/ Timothy Hassett
	Name:	Timothy Hassett
	Title:	Chairman and Chief Executive Officer